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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 17, 2006

                         INTERVEST MORTGAGE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          New York                                             13-3415815
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)


        1 Rockefeller Plaza, Suite 400 New York, New York     10020-2002
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             (Address of Principal Executive Offices)         (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On August 17, 2006, the Board of Directors of Intervest Mortgage Corporation (the "Company") approved a one year extension of the employment agreement of John H. Hoffmann, the Registrant's Chief Financial Officer, such renewal term to commence on January 1, 2007, and such extension to be upon the same terms and conditions as set forth in the existing employment agreement, provided that his annual base salary will increase, effective as of January 1, 2007, to $130,000.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On August 17, 2006, Lowell S. Dansker, age 55, was elected Chairman of the Board of the Company and John H. Hoffmann, age 54, was elected Chief Financial Officer. Mr. Dansker previously served as Vice Chairman, President and Treasurer of the Company and has served in those capacities since 2004 and 1987, respectively. He will continue to serve as President of the Company. Mr. Hoffmann has served as Vice President and Controller of the Company since August 2002 and October 2000, respectively.

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

     As a result of the recent death of Jerome Dansker, the Company's former Chairman, the Company and its parent company, Intervest Bancshares Corporation, will be required to make payments to the estate of Mr. Dansker pursuant to the terms and conditions of his employment agreements. Those payments, which will be in the aggregate amount of approximately $1.9 million, will be made in the third fiscal quarter. Of the aggregate amounts paid, approximately $1.2 will be paid by the Company and will be reflected in its results of operations for the third quarter.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTERVEST MORTGAGE CORPORATION

Date:   August 22, 2006                 By:  /s/ Lowell S. Dansker
                                             -----------------------------
                                             LOWELL S. DANSKER, PRESIDENT
                                             (Principal Executive Officer)